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                                                                    EXHIBIT 10.7

                                   AROC INC.

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Amended and Restated Registration Rights Agreement dated as of April 30, 2000 (this "Agreement") by and among AROC Inc., a Delaware corporation formerly known as American Rivers Oil Company (the "Company"), EnCap Equity 1996 Limited Partnership, a Texas limited partnership ("EnCap 1996 LP"), EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("EnCap 1994 LP"), Energy Capital Investment Company PLC, an English investment company ("ECIC"), EnCap Investments L.L.C., a Texas limited liability company ("EnCap LC"), Shahara Oil, L.L.C., a New Mexico limited liability company ("Shahara"), Picosa Creek Limited Partnership, a Texas limited partnership ("Picosa"), EF-II Holdings, LLC, a Texas limited liability company ("EF-II") and El Paso Capital Investments , L.L.C., a Delaware limited liability company ("El Paso") (with EnCap 1996 LP, EnCap 1994 LP, ECIC, EnCap LC, Shahara, Picosa, EF-II and El Paso being herein collectively called the "Shareholders");

                                   Recitals:

     A. The Shareholders own a total of 15,545,454 shares of common stock, par value $0.001 per share (the "Common Stock") of the Company.

     B. The Company and certain of the Shareholders or affiliates of the Shareholders are parties to various agreements pursuant to which the Company has agreed to issue to the Shareholders or affiliates of the Shareholders shares of the Company's Series A Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock") and, if the Preferred Stock is to be issued to affiliates of the Shareholders, those affiliates have agreed to transfer the shares of Preferred Stock to certain of the Shareholders.

     C. The Company and certain of the Shareholders are parties to that certain Registration Rights Agreement dated as of October 13, 1999, providing for the registration of the Common Stock of the Company held by the Shareholders.

     D. As partial consideration for the benefits to be derived by the Company from the various agreements relating to the issuance of the Preferred Stock, the Company has agreed to provide for the registration of the Common Stock issuable upon conversion of the Preferred Stock to be held by the Shareholders.

                                   Agreement:

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


     The Company and the Shareholders covenant and agree as follows:

Section 1.  Definitions And References.

     (a) When used in this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the sections, subsections or other subdivisions referred to below:
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     "Agreement" shall mean this Agreement, as hereafter changed, modified or amended in accordance with the terms hereof.

     "Benton Agreement" shall mean that certain Registration Rights Agreement dated as of October 13, 1999 among the Company and F. Fox Benton and certain members of his family.

     "Benton Holders" shall mean those persons identified as Selling Shareholders in the Benton Agreement.

     "Commission" shall mean the Securities and Exchange Commission (or any successor body thereto).

     "Company" shall have the meaning assigned to it in the introductory paragraph hereof.

     "Common Stock" shall have the meaning assigned to in Paragraph B of the Recitals hereto.

     "Demand Registration" shall have the meaning assigned to it in Section
2(a).

     "ECIC" shall have the meaning assigned to it in the introductory paragraph hereof.

     "EF-II" shall have the meaning assigned to it in the introductory paragraph hereof.

     "El Paso" shall have the meaning assigned to it in the introductory paragraph hereof.

     "EnCap 1994 LP" shall have the meaning assigned to it in the introductory paragraph hereof.

     "EnCap 1996 LP" shall have the meaning assigned to it in the introductory paragraph hereof.

     "EnCap LC" shall have the meaning assigned to it in the introductory paragraph hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated under such Act.

     "Holder" shall mean any Person that holds Registrable Securities.

     "Holder Indemnified Parties" shall have the meaning assigned to it in
Section 9(a).

     "LaSalle Agreement" shall mean that certain Amended and Restated Registration Rights Agreement dated as of April 30, 2000, among the Company and LaSalle.

     "LaSalle" shall mean, collectively, LaSalle Street Natural Resources Corporation and Bank of America, N.A., as parties to the LaSalle Agreement.

     "Person" shall mean any individual, corporation, partnership, joint venture, limited partnership, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Picosa" shall have the meaning assigned to it in the introductory paragraph hereof.

     "Piggyback Registration" shall have the meaning assigned to it in Section
3.

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     "Purchase Agreement" shall mean any agreements between the Company and the
Shareholders or their affiliates through which the Shareholders obtained their shares of Common Stock or Preferred Stock from the Company or any other agreements between the Company and the Shareholders affecting the right or power of the Shareholders to transfer their shares of Common Stock or Preferred Stock.

     "Registrable Securities" shall mean (i) any Common Stock any of the Shareholders acquire or have the right to acquire from the Company from time to time pursuant to any of the Purchase Agreements, upon conversion of the Preferred Stock or otherwise, and (ii) any securities issued or issuable with respect to the shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with the registration rights granted hereunder, including (without limitation) all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing and engraving expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, all independent certified public accountants and underwriters (excluding discounts and commissions) and the reasonable fees and expenses of one counsel to such Shareholders as a group; provided, that Registration Expenses shall not include any Selling Expenses.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such Act.

     "Selling Expenses" shall mean underwriting discounts or commissions, any selling commissions and stock transfer taxes attributable to sales of Registrable Securities.

     "Shahara" shall have the meaning assigned to it in the introductory paragraph hereof.

     "Shareholders" shall have the meaning assigned to it in the introductory paragraph hereof.

     (b) All references in this Agreement to sections, subsections and other subdivisions refer to corresponding sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained herein. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

Section 2.  Demand Registration Rights.

     (a) At any time after the date of this Agreement, a Holder may request a registration by the Company under the Securities Act of all or a part its Registrable Securities (a "Demand Registration").

     (b) Notwithstanding subsection (a) above or anything else herein to the contrary, the Company shall not be obligated to effect more than two registrations pursuant to this Section 2; provided, however, that any registration requested pursuant to this Section 2 will not be deemed to have been effected (i) unless it has become effective and remained effective for the lesser of either the period necessary to complete the sale or disposition of the Registrable Securities covered by such registration statement or

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one year, (ii) if, after it has become effective, such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court or (iii) is withdrawn at the request of the Holders after the registration statement has been filed with the Commission.

     (c) Notwithstanding subsection (a) above or anything else herein to the contrary, it is hereby agreed that a Demand Registration must cover no less than 50% of the Registrable Securities held by the Holders then outstanding. In the event a Demand Registration is requested pursuant to this Section 2, the Company will (i) promptly give notice of the proposed registration to any other Shareholder not making the request, if any, and (ii) use its reasonable best efforts to effect the registration of the Registrable Securities specified in the request, together with the Registrable Securities of any other Shareholder joining in such request as are specified in a written request received by the Company within 20 days after receipt of the notice referred to in clause (i) above.

     (d) A registration statement filed under this Section 2 pursuant to the request of Holders of Registrable Securities may include other securities of the Company, with respect to which "piggyback" registration rights have been granted, and may include securities of the Company being sold for the account of the Company; provided, however, that if the Company shall request inclusion in any registration pursuant to this Section 2 of the securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to this Section 2, the Shareholders shall offer to include such securities in the offering and may condition such offer on their acceptance of any other reasonable conditions (including, without limitation, if such offering is underwritten, that such requesting holders agree in writing to enter into an underwriting agreement with usual and customary terms). Notwithstanding any other provisions of this Section 2, if the representative of the underwriters advises the Holders of Registrable Securities in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated first to the Holders of Registrable Securities, the Benton Holders and LaSalle (pro rata, based on the number of Registrable Securities requested by each such holder to be included therein), second to the Company and thereafter to any other holders requesting inclusion in the registration on the basis of the number of shares each other requesting holder requests be included bears to the total number of shares of all other requesting holders that have been requested be included in such registration. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter, or the Holders of Registrable Securities. The securities so excluded shall also be withdrawn from registration.

Section 3.  Piggyback Registration Rights.

     (a) If the Company proposes to register any of its securities under the Securities Act other than (i) under employee compensation or benefit programs,
(ii) pursuant to an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company, or (iii) securities to be issued in connection with an acquisition or a transaction described in Rule 145(a) promulgated under the Securities Act, and the registration form to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice (which, in any event, shall be given no less than 15 days prior to the filing of a registration statement with respect to such offering) to Holders of Registrable Securities of its intention to effect such a registration and, upon the written request of a Holder of Registrable Securities sent within 15 days after the effective date of any such notice, the Company will use its best efforts to cause all Registrable Securities as to which any Holder shall have so requested registration to be registered under the Securities Act, all to the extent necessary to permit the sale in such offering of the Registrable Securities so registered on behalf of such Holder in the same manner as the Company (or stockholder other than such Holder, as the case may be) proposes to offer its

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

securities (a "Piggyback Registration"). The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested by a Holder to be included in the registration for such offering on the same terms and conditions as any similar securities of the Company included therein; provided, however, that (A) if, at any time after giving written notice of its intention to register any of its securities and before the effective date of the registration statement filed in connection with the registration, the Company determines for any reason not to register its securities, the Company may, at its election, give written notice of its determination to the Holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with that registration, without prejudice, however, to the future rights of the Holders of Registrable Securities under this Section, (B) if the Company determines in its discretion to delay the registration of its securities, the Company shall be permitted to delay the registration of any Registrable Securities for the same period as the delay in registering any other securities, and (C) the Company is not required to effect any registration for a requesting Holder of Registrable Securities pursuant to this Section 3 unless it receives reasonable assurances that the requesting Holder of Registrable Securities will pay any expenses required to be paid by it as provided in Section 5.

     (b) If a Piggyback Registration is an underwritten registration and the managing underwriter(s) for the offering advises the Company in writing that in its opinion the number of shares of Registrable Securities requested or proposed to be included in the registration exceeds the number that can be sold in the offering without materially affecting the offering price of the securities proposed to be included in the offering, then the number of securities to be offered for the account of any participating Holder(s) shall be reduced pro rata based upon the number of securities proposed to be sold by the Company, such Holder(s) and other Persons to the extent necessary to reduce the total number of securities to be included in such offering to the number of shares recommended by such managing underwriter; provided, however, that if securities of the Company are being offered for the account of other Persons as well as the Company, such reduction shall first be made from the securities intended to be offered by such Persons other than the participating Holder(s), the Benton Holders and LaSalle.

     (c) If any Piggyback Registration is an underwritten offering, the Company will have the sole right to select the managing underwriter(s) thereof.

     (d) The rights of the Holders with respect to Piggyback Registrations shall be pari passu with the piggyback registration rights of the Benton Holders and LaSalle.

Section 4.  Registration Procedures.

     (a) Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 2 or Section 3, the Company will as expeditiously as possible:

               (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Securities, and use its reasonable best efforts to cause such registration statement to become effective as soon as reasonably practicable after the filing thereof; provided, however, that the Company may discontinue any registration of securities that is being effected pursuant to Section 3 at any time prior to the effective date of the registration statement relating thereto, and provided further, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, as soon as practicable, the Company will furnish to any Holder covered by such

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Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such Holder;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than the period set forth in such section or such shorter period which will terminate when Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (iii) notify each seller of Registrable Securities requesting registration, promptly after the Company shall receive notice thereof, of the time when such registration statement has been filed;

               (iv) furnish without charge to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference); the prospectus included in such registration statement (including, without limitation, each preliminary prospectus); and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests; keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not for any such purpose be required to (1) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection; (2) subject itself to taxation in any such jurisdiction; (3) consent to general service of process in any such jurisdiction; or (4) register or qualify Registrable Securities or take any other action under the state securities or "Blue Sky" laws of any jurisdiction if, in the reasonable good faith judgment of the Board of Directors of the Company, the consequences of the registration, qualification or other action would be unduly burdensome to the Company);

               (vi) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which requires the making of any change in the prospectus included in such registration statement so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vii) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of the Company of the same class are then listed;

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

               (viii) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance and scope) and take all such other action as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

               (ix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

               (x) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

               (xi) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other foreign and domestic governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

               (xii) use its reasonable best efforts to obtain a comfort letter from the Company's public accountants in customary form and covering such matters of the type customarily covered by comfort letters with respect to offerings of the type being made pursuant to the registration statement as the Holders of the Registrable Securities reasonably request; and

               (xiii) cooperate with each seller of such Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends.

     (b) Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 2 or Section 3, each Holder of Registrable Securities (including Registrable Securities in any registration statement filed pursuant to this Agreement) will be deemed to have agreed as follows:

               (i) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(vi), the Holders of Registrable Securities covered by such registration statement will forthwith discontinue disposition of any such Registrable Securities until the Holders of Registrable Securities receive copies of the supplemented or amended prospectus contemplated by Section 4(a)(vi), or until they are advised in writing by the Company that the use of the applicable prospectus may be resumed, and they have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (it being the agreement of the parties hereto, however, that the obligation of the Company with respect to maintaining the subject registration statement current and effective shall be extended by a period of days equal to the period the Holders of Registrable Securities are required by this Section 4(b)(i) to discontinue disposition of such Registrable Securities); and

               (ii) furnish to the Company such information regarding each Holder, the Registrable Securities held by such Holder, the intended method of disposition thereof and such other information as the Company shall reasonably request and as shall be reasonably required in connection with the preparation of the applicable registration statement and other actions taken by the Company under this Agreement.

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     (c)  The Company may postpone the filing of any registration statement required under Section 2 for a reasonable period of time, if (i) the Company has been advised by legal counsel reasonably acceptable to the Holders of a majority of the Registrable Securities that such filing would require the disclosure of a material fact, and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company or (ii) (A) in the good faith judgment of the Board of Directors of the Company, a required registration under Section 2 would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and
(B) the Company shall furnish to the Holders of Registrable Securities a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement; provided, however, that under no circumstances shall one or more delays pursuant to this Section 4(c) extend beyond the earlier to occur of (x) the expiration of a period of ninety (90) days after receipt of the request of a Holder of Registrable Securities and (y) that point in time at which the conditions described above no longer exist; and, provided further, that the Company shall not defer its obligation pursuant to this Section 4(c) more than once in any twelve-month period.

Section 5. Expenses of Registration. The Company shall pay all Registration Expenses in connection with each registration effected pursuant to Sections 2 and 3 and, in any event, shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal and accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or market on which similar securities issued by the Company are then listed. All Selling Expenses incurred in connection with a registration effected pursuant to the terms hereof shall be borne by the seller or sellers of Registrable Securities.

Section 6.  Indemnification.

     (a) The Company shall indemnify and hold harmless, with respect to any registration statement filed by it, to the fullest extent permitted by law, each Holder of Registrable Securities covered by such registration statement, and each other Person, if any, who controls such Holder within the meaning of
Section 15 of the Securities Act (collectively, "Holder Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby, or any post-effective amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim,

                                       8
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damage, liability, expense, action or proceeding; provided, however, that the
Company shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party for use in the preparation thereof; provided further that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (A) such holder failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (B) the prospectus would have completely corrected such untrue statement or omission; provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented, such holder thereafter fails to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. Such indemnity and reimbursement of expenses and other obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

     (b) Each Holder of Registrable Securities participating in any registration hereunder shall severally (and not jointly or jointly and severally) indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, each of its officers who has signed the registration statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) (collectively, "Company Indemnified Parties") against all losses, claims, damages, liabilities and expenses to which any Company Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, and will reimburse each such Company Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding, but only insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent (and only to the extent) that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder specifically for use in connection with such registration, (iii) any violation by the Holder of any federal, state or common law, rule or regulation applicable to the Holder and relating to action of or inaction by the Holder in connection with any

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registration statement and (iv) with respect to any preliminary prospectus, the fact that the Holder sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of the sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if (a) the Company has previously furnished copies thereof to the Holder in compliance with Section 4 and (b) the loss, claim, damage, liability or expense of the Company Indemnified Party results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such Holder.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so promptly notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give prompt notice. If any such claim or action referred to under subsection (a) or (b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Under no circumstances will the indemnifying party be obligated to pay the fees and expenses of more than one law firm for all indemnified parties. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim.

     (d) Indemnification similar to that specified in the preceding subsections of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or qualification of securities under any state securities or blue sky laws.

     (e) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in subsection (a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this subsection (e) shall be deemed to include, without limitation, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (e) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this subsection (e), such indemnified party shall, if a claim for contribution in respect thereof is to be made against an indemnifying party, give prompt written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in subsection (c) has not been given with respect to such action); provided, however, that the failure to so promptly notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this subsection
(e) except to the extent that the indemnifying party is actually prejudiced by the failure to give prompt notice.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph.

     If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in subsections (a) and (b), without regard to the relative fault of said indemnifying party or any other equitable consideration provided for in this subsection. The provisions of this subsection shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

     (f) In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, the Company and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 6) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

Section 7.  Selection of Underwriters.  If a registration effected pursuant to
Section 2 is an underwritten offering or a best efforts underwritten offering, the investment bankers or investment bankers and manager or managers that will administer the offering shall be selected by the Holders of a majority of the Registrable Securities to be registered in such registration; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

Section 8. Rule 144. The Company covenants to each Holder that, to the extent that the Company shall be required to do so under the Exchange Act, the Company shall (a) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c) (1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and (b) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the reasonable request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 9. Participation in Underwritten Registrations. In the case of a registration hereunder, if the Company has determined to enter into an underwriting agreement in connection therewith, all shares of Registrable Securities to be included in such registration shall be subject to the underwriting agreement, which shall be in customary form and contain such terms as are customarily contained in such agreements, and the Holders may not participate in any such registration unless the Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, power of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements.

Section 10. Rights to Withdraw From Registration. If, as a result of the proration provisions of Section 3(b) a Holder is not entitled to include all Registrable Securities in a registration that the Holder has requested to be included, the Holder may elect to withdraw its request to include Registrable Securities in the registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Holder shall no longer have any right to include Registrable Securities in the registration as to which the Withdrawal Election was made.

Section 11. Existing Registration Rights. The Company represents and warrants to, and covenant with, the Shareholders that, as of the date hereof, the Company has not entered into any agreement, written or oral, granting or otherwise affording to a third party registration rights with respect to any securities held by such third party in the Company, except for the Benton Agreement and the LaSalle Agreement.

Section 12. Miscellaneous.

     (a) From and after the date of this Agreement, the Company will not enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

     (b) Each Holder of Registrable Securities (including Registrable Securities in any registration statement filed pursuant to this Agreement) agrees as follows:

               (i) if any Registrable Securities are being registered in any registration pursuant to this Agreement, the Holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, as amended, and any rules promulgated thereunder by the Commission and, at the request of the Company, will execute and deliver to the Company and to any underwriter participating in such offering, an appropriate agreement to such effect; and

               (ii) at the end of any period during which the Company is obligated to keep a registration statement current and effective as described herein, the Holders of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement.

     (c) In order to facilitate the possibility of future public offerings of Common Stock, the Holders (and any subsequent Holder) agree that the Registrable Securities will not be resold during a period commencing on the filing by the Company of a registration statement under the Securities Act for an underwritten public offering for cash by the Company of its Common Stock or securities convertible into or exercisable or exchangeable for its Common Stock and continuing until the earlier of the abandonment of the proposed public offering or 120 days following the date of the last closing in the public offering without the consent of the underwriters of such offering, except to the extent such shares are included in such registration. Holders of such Registrable Securities also agree that they will cooperate with the Company in providing reasonable written assurances respecting the foregoing to the underwriter of any such public offering. Holders agree that during the above restricted period they will not directly or indirectly sell, offer to sell, contract to sell (including without limitation any short sale), grant an option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) shares of Registrable Securities at any time during such period except securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-order instructions with respect to such shares of Registrable Securities held by each Holder, which shall be binding upon any assignee or successor of such Holder (and the shares or securities of every other person subject to the foregoing restriction), until the end of the restricted period.

     (d) All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

     (e) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto. In addition, the rights and obligations under this Agreement shall automatically be transferred to and binding on any transferee or assignee of the Registrable Securities; provided, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being transferred or assigned, (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, (iii) the transfer and assignment of the subject Registrable Securities is in compliance with (A) any Purchase Agreement and (B) the Securities Act and applicable state securities laws or an exemption from the registration requirements of the Securities Act and applicable state securities laws, (iv) such assignment of rights and obligations under this Agreement shall be effective only if immediately following such transfer the further disposition of such Registrable Securities by the transferee or assignee is restricted under the Securities Act and (v) the transferee acquires at least 10% of the Registrable Securities originally held by the Shareholders.

     (f) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company to the Holders of the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. In particular, this Agreement supersedes the Registration Rights Agreement among the Company and certain of the Shareholders dated as of October 13, 1999, which shall be of no further force or effect. It is further acknowledged and agreed that (i) the Benton Agreement supersedes the Registration Rights Agreement dated as of October 30, 1998, among Alliance and F. Fox Benton and certain members of his family (the "Old Benton Agreement") and (ii) the LaSalle Agreement supersedes the Registration Rights Agreement dated as of October 13, 1999, between LaSalle Street Natural Resources Corporation and Alliance (the "Old LaSalle Agreement"), and that the Old Benton Agreement and the Old LaSalle Agreement shall be of no further force and effect. The Company represents and warrants that true and correct copies of the Benton Agreement and the LaSalle Agreement have been furnished to the Holders of the Registrable Securities. The Company agrees not to amend or modify either the Benton Agreement or the LaSalle Agreement in any material respect without having received the prior written consent of the Holders of Registrable Securities. The Shareholders hereby consent to AROC entering into the Amended and Restated Registration Rights Agreement dated as of April 30, 2000, among the Company and LaSalle Street Natural Resources Corporation and Bank of America, N.A.

     (g) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by reputable express courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or sent by telefax, to the parties at the following address (or to such other address or to the attention of such other person as the recipient party has specified by prior like notice to the sending party):

If to the Company:

AROC Inc.
4200 East Skelly Drive, Suite 1000
Tulsa, Oklahoma 74135
Attention:  John A. Keenan
Fax No.: 918-494-4918

If to any of EnCap 1994 LP, EnCap 1996 LP or ECIC:

Energy Capital Investment Company PLC
EnCap Equity 1994 Limited Partnership
EnCap Equity 1996 Limited Partnership
c/o EnCap Investments L.L.C.
1100 Louisiana, Suite 3150
Houston, Texas 77002
Attention: Robert L. Zorich
Fax No.: 713-659-6130

If to EnCap LC:

EnCap Investments L.L.C.
1100 Louisiana, Suite 3150
Houston, Texas 77002
Attention: Robert L. Zorich
Fax No.: 713-659-6130

If to Shahara:

207 West McKay
P.O.Box 3232
Carlsbad, New Mexico 88221

Attention: Perry L. Hughes
Facsimile: (505) 885-4989

If to Picosa:

c/o Cobra Oil and Gas Corporation
2201 Kell Blvd.
Wichita Falls, Texas 76308-1009
Attention:  Jeff R. Dillard
Fax:  940-716-5170

If to EF-II:

EF-II Holdings, LLC
1100 Louisiana, Suite 3150
Houston, Texas 77002
Attention: Robert L. Zorich
Fax No.: 713-659-6130

If to El Paso:

El Paso Capital Investments, L.L.C.
c/o El Paso Energy Corporation
1001 Louisiana
Houston, Texas 77002
Attention: Bob Baker
Facsimile: (713) 420-2813

     (h) If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

     (i) This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

     (j) Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of breach by it of the provisions of this Agreement and hereby agrees to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

     (k) In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (l) The Company agrees to remove any legends on certificates representing Registrable Securities describing transfer restrictions applicable to such securities upon the sale of such securities (i) pursuant to an effective Registration Statement under the Securities Act or (ii) in accordance with the provisions of Rule 144 under the Securities Act.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                    ENCAP EQUITY 1996 LIMITED PARTNERSHIP
                                    By:  ENCAP INVESTMENTS L.L.C., General
                                    Partner

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title: Managing Director

                                    ENCAP EQUITY 1994 LIMITED PARTNERSHIP
                                    By:  ENCAP INVESTMENTS L.L.C., General
                                    Partner

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title: Managing Director

                                    ENERGY CAPITAL INVESTMENT COMPANY PLC


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    ENCAP INVESTMENTS L.L.C.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title: Managing Director

                                    SHAHARA OIL, L.L.C.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    PICOSA CREEK LIMITED PARTNERSHIP
                                    By:  Cobra Oil & Gas Corporation, its
                                    general partner


                                    By: _____________________
                                    Name: Jeff R. Dillard
                                    Title:  President


                                    EF-II HOLDINGS, LLC


                                    By: ________________________________________
                                    Name: D. Martin Phillips
                                    Title: Co-Chief Executive Officer


                                    EL PASO CAPITAL INVESTMENTS, L.L.C.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    AROC INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________